UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: May 2, 2011

XIAN RESOURCES, LTD.

(Exact name of registrant as specified in its charter)

Colorado	0-53344	26-2666503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1175 Osage, #204 Denver, CO 80204
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 623-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL YEAR

Effective as of May 2, 2011, the Registrant amended its Articles of Incorporation, to change its name from Knight Capital Corp to Xian Resources, Ltd.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

3.3

Articles of Amendment effective as of May 2, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XIAN RESOURCES, LTD.

Date: May 2, 2011

/s/  Jay Lutsky

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By:  Jay Lutsky, CEO